UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 5, 2024

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3701 Wayzata Blvd, Suite 300, Minneapolis, MN 55416

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	TCMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Pursuant to the settlement documentation discussed further in Item 8.01 below, a copy of a notice and the stipulation of settlement are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The information in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 8.01. Other Events.

On July 5, 2024, Tactile Systems Technology, Inc. (the “Company”) announced that on June 6, 2024, it entered into a Stipulation of Settlement in the stockholder derivative lawsuit pending in the United States District Court for the District of Delaware captioned Jack Weaver v. Moen, et al., File No. 1:22-cv-01063-GBW.  A description of the lawsuit was set forth in the section entitled “Legal Proceedings” in Note 8 – “Commitments and Contingencies” of the condensed consolidated financial statements contained in the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 6, 2024.

On June 7, 2024, the plaintiff filed an unopposed motion for preliminary approval of the settlement.  On June 27, 2024, the Court entered an order granting the motion for preliminary approval of the settlement (the “Preliminary Approval Order”).  The Court has scheduled a Settlement Hearing for August 28, 2024 to consider whether to grant final approval to the settlement.

Pursuant to the settlement, the Company will adopt, implement and maintain certain corporate governance reforms and has agreed to file this Form 8-K and provide other disclosures regarding the settlement. The Company has also agreed to pay approximately $0.5 million in fees and expenses related to this lawsuit. The settlement does not constitute an admission of liability or wrongdoing by the Company, or any of the Company’s current or former directors or officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Pendency of Derivative Action, Proposed Agreement of Settlement and Release, and Settlement Hearing

99.2	Stipulation of Settlement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.

Date: July 5, 2024	By:	/s/ Elaine M. Birkemeyer
Elaine M. Birkemeyer
Chief Financial Officer